UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

CAPSTONE TURBINE CORPORATION
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAPSTONE TURBINE CORPORATION This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. CAPSTONE TURBINE CORPORATION Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on Thursday, August 27, 2009, at 9:00 A.M. Pacific Time The Proxy Statement, Annual Report and other proxy materials are available at: http://bnymellon.mobular.net/bnymellon/cpst CONTROL NUMBER WO# 55197-1 If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before August 17, 2009 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://bnymellon.mobular.net/bnymellon/cpst Dear Capstone Turbine Corporation Stockholder: The 2009 Annual Meeting of Stockholders of Capstone Turbine Corporation (the “Company”) will be held at the Company’s corporate offices located at 21211 Nordhoff Street, Chatsworth, California 91311 on Thursday, August 27, 2009, at 9:00 a.m. (Pacific Time). Proposals to be considered at the Annual Meeting: (1) to elect nine members to the Company’s Board of Directors to serve until the next annual meeting or until their successors have been elected and qualified; (2) to approve an amendment to the Capstone Turbine Corporation Amended and Restated 2000 Equity Incentive Plan, as amended; (3) to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2010; (4) to transact any other business that is properly brought before the annual meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” Items 1, 2 and 3. The Board of Directors has fixed the close of business on June 30, 2009 as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY. TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. 3017 Capstone Notice_00 7/14/09 11:01 AM Page 1

The Proxy Materials for Capstone Turbine Corporation are available to review at: http://bnymellon.mobular.net/bnymellon/cpst Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. Please fax all revisions to: 212-691-9013 or email to proxyjobs@bnymellonproduction.com To commence printing on this proxy card please sign, date and fax this card to: 212-691-9013 SIGNATURE:________________________________________________ DATE:____________ TIME:______________ (THIS BOXED AREA DOES NOT PRINT) PRINT AUTHORIZATION Stockholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting. Directions to attend the Annual Meeting where you may vote in person may be obtained by contacting the Company at 818-734-5300. Meeting Location: Capstone Turbine Corporation’s Corporate Office 21211 Nordhoff Street Chatsworth, California 91311 The following materials are available for you to review online: • the Company’s 2009 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended March 31, 2009 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to stockholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://bnymellon.mobular.net/bnymellon/cpst HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares. Have this letter in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side. WO# 55197-1 3017 Capstone Notice_00 7/14/09 11:01 AM Page 2